SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2005

Date of Report (Date of earliest event reported)

E.DEAL.NET, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

At a Board of Directors meeting held on June 10, 2005, the Company’s Board of Directors agreed to enter into 10 year NonStatutory Stock Option Agreements with certain employees for 2,000,000 out of the 5,000,000 common shares reserved for issuance under the Company’s 2002 Stock Option Plan, which was approved by shareholders on September 30, 2002.

Out of the 2,000,000 options, 1,250,000 were established for Ranjit Bhogal and 750,000 established for Jeet Sidhu.  The options have an exercise price of $0.515, which was the last sale price on May 3, 2005 and the closing bid price of the Company’s shares on June 10, 2005, and all options becoming exercisable in three (3) equal installments of thirty-three and one-third percent (33 1/3%), with the first installment to be exercisable immediately, with an additional thirty-three and one-third percent (33 1/3%) of shares exercisable in six months and the balance becoming exercisable in 12 months.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On June 10, 2005, e.Deal.net, Inc. issued a news release to announce the reorganization of the business of the Company by establishing two new wholly owned operating subsidiaries, authorizing a name change and authorizing a four for one forward split.  This news release, dated June 10, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Nonstatutory Stock Option Agreement of Ranjit Bhogal

Exhibit 10.2 – Nonstatutory Stock Option Agreement of Jeet Sidhu

Exhibit 99.1 – Press Release dated June 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.DEAL.NET, INC.

/s/ Derek Cooper

Derek Cooper

President and CEO

Date: June 16, 2005

EXHIBIT 10.1

E.DEAL.NET, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between e.Deal.net, Inc., a Nevada corporation (the “Company”), and the following employee of the Company (“Optionee”): Ranjit Bhogal

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)  Date of Option:

June 10, 2005

(b)  Optionee:

Ranjit Bhogal

(c)  Number of Shares:

1,250,000

(d)  Exercise Price:

$0.515

2.  Acknowledgements.

(a)  Optionee is an employee of the Company.

(b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2002 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being the previous closing price of the Shares covered by this Option prior to June 10, 2005, the date the Board of Directors authorized the grant of this Option.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment in three (3) equal installments of thirty-three and one-third percent (33 1/3%), with the first installment to be exercisable immediately, with an additional thirty-three and one-third percent (33 1/3%) of shares exercisable in six months and the balance becoming exercisable in 12 months. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, for cause or without cause, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be an employee as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the corporate securities rules of Nevada. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________, 2002, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

E.DEAL.NET, INC.

By:  /s/ Ranjit Bhogal

Ranjit Bhogal, Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

____________________________

/s/ Jatinder Bhogal

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

e.Deal.net, Inc.

Suite 216 - 1628 West 1st Avenue

Vancouver, BC  V6J 1G1

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2002 Incentive Stock Plan.

_____________________________

 (signature)

_____________________________

 (name of Optionee)

EXHIBIT 10.2

E.DEAL.NET, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between e.Deal.net, Inc., a Nevada corporation (the “Company”), and the following employee of the Company (“Optionee”): Jeet Sidhu

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)  Date of Option:

June 10, 2005

(b)  Optionee:

Jeet Sidhu

(c)  Number of Shares:

750,000

(d)  Exercise Price:

$0.515

2.  Acknowledgements.

(a)  Optionee is an employee of the Company.

(b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2002 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being the previous closing price of the Shares covered by this Option prior to June 10, 2005, the date the Board of Directors authorized the grant of this Option.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment in three (3) equal installments of thirty-three and one-third percent (33 1/3%), with the first installment to be exercisable immediately, with an additional thirty-three and one-third percent (33 1/3%) of shares exercisable in six months and the balance becoming exercisable in 12 months. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, for cause or without cause, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be an employee as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the corporate securities rules of Nevada. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________, 2002, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

E.DEAL.NET, INC.

By:  /s/ Jeet Sidhu

Jeet Sidhu, Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

____________________________

/s/ Jasvir Sidhu

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

e.Deal.net, Inc.

Suite 216 - 1628 West 1st Avenue

Vancouver, BC  V6J 1G1

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2002 Incentive Stock Plan.

_____________________________

 (signature)

_____________________________

 (name of Optionee)

EXHIBIT 99.1

e.Deal.net Announces Name Change, Forward Split and Enters Into a Joint Venture Agreement to Acquire Oil and Gas Assets.

Vancouver, BC – June 10, 2005 - - On June 9, 2005, the Board of Directors of e.Deal.net, Inc. (OTCBB: EDAN) unanimously voted to reorganize the business of the Company by establishing two new wholly owned operating subsidiaries, authorized a name change and a four for one forward split. The proposed reorganization was subject to approval of our shareholders holding a majority of our issued and outstanding shares; such approval was received, by written consent, subsequent to the Board of Directors resolution, on June 9, 2005. The four for one forward split in the Company’s common shares is effective for shareholders of record June 20th, 2005.

Until such time as the Board of Directors makes a final decision regarding the ongoing operation of the Company's online business, an automotive information portal located at www.edeal.net, such online business will be owned and operated by the first newly created subsidiary. The second subsidiary has entered into a joint venture agreement to acquire four oil leases comprising of 372.5 acres located in Sevier County, Utah.  Since the company intends to focus most of its resources on the exploration and development of these oil and gas properties, the Board of Directors proposed a name change, which was approved by a majority of our outstanding shares entitled to vote, to "International Energy, Inc." so as to more accurately reflect the proposed operation of the second subsidiary, and the Company's new business focus.

For additional information about e.Deal.net, Inc., please visit our Web site at, http://www.edeal.net or contact Derek Cooper at 604-659-5005.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, generally weak stock market, lack of investor interest in the Company, negative publicity, economic strength of the automotive industry, changes in environmental and vehicle-related regulations, intense competition, infringement of intellectual property rights or Internet commerce regulation, any of which may cause actual results to differ materially from those described in the statements, our assumptions about energy markets, production levels, reserve levels, operating results, competitive conditions, technology, the availability of capital resources, capital expenditure obligations, the price, supply and demand for oil, natural gas and other products or services, currency exchange rates, the weather, inflation, the availability of goods and services, successful exploration and drilling, drilling risks, future processing volumes and pipeline throughput, general economic conditions, either nationally or internationally or in the jurisdictions in which we or any of our subsidiaries are doing business, legislative or regulatory changes, including changes in environmental regulation, environmental risks and liability under federal, state and foreign environmental laws and regulations, the securities or capital markets and other factors. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.